                                                                     EXHIBIT 4.1



        NUMBER                      SSP(TM)                            SHARES
     S___________                   / / / /
     COMMON STOCK               SOLUTIONS, INC.                     COMMON STOCK
                                                        SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                 CUSIP 784723 10 8

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT:



IS THE OWNER OF

       FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                             OF THE COMMON STOCK OF

   ------------------------------             -------------------------------
---------------------------------SSP SOLUTIONS----------------------------------
   ------------------------------             -------------------------------
hereinafter called the "Corporation", transferable on the books of the Corporation by the holder hereof in person, or by his duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
        FEBRUARY 06, 2002          SSP SOLUTIONS, INC.
        10211000180                    CORPORATE
        PLBL                             SEAL
        /s/ KRIS SHAH                    2001                   /s/ MARVIN WINKLER
               SECRETARY               DELAWARE                                   PRESIDENT
                                          *
COUNTERSIGNED AND REGISTERED
                                                                             TRANSFER AGENT
                                                                              AND REGISTRAR

BY

                                                                         AUTHORIZED OFFICER

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM  - as tenants in common                  UNIF GIFT MIN ACT -   _____________ Custodian _____________
  TEN ENT  - as tenants by the entireties                                    (Cust)                 (Minor)
  JT TEN   - as joint tenants with right                                 under Uniform Gifts to Minors
             of survivorship and not as                                  Act _________________________________
             tenants in common                                                           (State)
                                                   UNIF TRANS MIN ACT -  _____________ Custodian  ____________
                                                                            (Cust)                  (Minor)
                                                                         under Uniform Transfers to Minors
                                                                         Act _________________________________
                                                                                          (State)



    Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED _____________________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


_______________________________________________________________________________


_______________________________________________________________________________


________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________ X ___________________________________________

                                   X____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM PURSUANT TO SEC. RULE 17Ad-15


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST OR STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.




10211E